UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 28, 2010
CNA FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-5823	36-6169860

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 S. Wabash, Chicago, Illinois	60604

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (312) 822-5000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(e) DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
At the 2010 Annual Meeting of Stockholders of the registrant on April 28, 2010, the stockholders approved an amended version of the CNA Financial Corporation Incentive Compensation Plan (“Plan”). This stockholder approval effectuated, among other changes, an increase in the number of shares available for issuance under the Plan by 2,000,000 shares. Other amendments include adding a ten year term limit to the Plan, adding book value as a performance measure and increasing individual maximum award limits to ensure compliance with Internal Revenue Code Section 162(m). The Board of Directors of the registrant had previously unanimously approved the Plan, subject to stockholder approval. A description of the Plan, as amended, is included in the registrant’s Proxy Statement filed with the Securities and Exchange Commission on April 2, 2010. The description of the Plan is incorporated herein by reference and is qualified in its entirety by reference to the full text of the Plan, which is attached as Exhibit A to the Proxy Statement.
ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The 2010 Annual Meeting of Stockholders of the registrant occurred on April 28, 2010. Represented at the meeting, in person or by proxy, were 266,160,314 shares constituting approximately 99% of the issued and outstanding shares entitled to vote.
1. ELECTION OF DIRECTORS.
The following directors were elected:

	Votes For	Votes Withheld	Broker Non-Votes
Thomas F. Motamed	252,342,459	11,323,881	2,493,974
Paul J. Liska	255,148,966	8,517,374	2,493,974
Jose O. Montemayor	255,146,729	8,519,611	2,493,974
Don M. Randel	255,148,166	8,518,174	2,493,974
Joseph Rosenberg	251,950,289	11,716,051	2,493,974
Andrew H. Tisch	251,950,569	11,715,771	2,493,974
James S. Tisch	251,898,496	11,767,844	2,493,974
Marvin Zonis	255,147,729	8,518,611	2,493,974
There were no abstentions.
2. APPROVE AMENDED AND RESTATED CNA FINANCIAL CORPORATION INCENTIVE COMPENSATION PLAN.
Approximately 97% of the shares eligible to vote approved the amended and restated CNA Financial Corporation Incentive Compensation Plan, as identified below in the table.

	Votes For	Votes Against	Broker Non-Votes	Votes Abstained
Approval of amended and restated CNA Financial Corporation Incentive Compensation Plan	260,045,758	3,606,449	2,493,974	14,133
3. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2010.
Over 98% of the shares present and eligible to vote ratified the appointment of Deloitte & Touche LLP to serve as the independent registered public accountants for the registrant for 2010, as identified below in the table. There were no broker non-votes.

	Votes For	Votes Against	Votes Abstained
Ratification of appointment of Deloitte & Touche LLP	265,633,740	517,247	9,327

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNA Financial Corporation (Registrant)

Date: April 28, 2010	By	/s/ D. Craig Mense
(Signature)

D. Craig Mense Executive Vice President and Chief Financial Officer